UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 28, 2007

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TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

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Delaware	0-9120	84-0793089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Sonterra Blvd., Suite 350 San Antonio, Texas 78258
(Address of principal executive offices) (Zip Code)

(210) 496-5300
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K which are not historical, including statements regarding the Company’s or management’s intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future with respect to the proceeds of the private placement described below, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. Please refer to the “Risk Factors” section of our Form 10-K for the year ended December 31, 2006, and our Form 10-Q for the quarter ended September 30, 2007.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company assumes no responsibility to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 28, 2007, TXCO Resources Inc (the “Company”) issued a press release announcing the closing of its previously announced private placement of the Company's Series C Perpetual Convertible Preferred Stock, effective November 21, 2007. The text of the press release issued by the Company is furnished herewith as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS

On November 21, 2007, the Company filed a Current Report on Form 8−K describing a Securities Purchase Agreement entered into by the Company on November 20, 2007 with certain institutional investors providing for the sale to such investors of an aggregate of 55,000 shares of the Company’s Series C Perpetual Convertible Preferred Stock for an aggregate purchase price of $55 million.

The Private Placement closed effective November 21, 2007. Lazard Frères & Co. LLC served as lead placement agent in the private offering and BMO Capital Markets Corp. served as co-placement agent.

For a description of the transaction, reference is made to the Current Report on Form 8−K filed on November 21, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated November 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXCO RESOURCES INC.

Date: November 28, 2007	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 28, 2007.